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                                                                    EXHIBIT 10.1


                SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

      This Settlement Agreement and Mutual General Release ("AGREEMENT") is entered into and is effective this 6th day of August, 2002 ("EXECUTION DATE") by and between IPET Holdings, Inc., a Delaware corporation ("IPET"), and National Distribution Agency, Inc., a Delaware corporation ("NDA") (collectively, the "PARTIES").

                                    RECITALS

      WHEREAS, IPET and NDA entered into a written agreement entitled "Industrial Real Estate Sublease" dated July 1, 1999 under which IPET subleased from NDA certain real property, consisting of a portion of the premises at 33201 Dowe Avenue, Union City, California (the "PREMISES"), and this agreement was subsequently amended by various riders and a written agreement entitled "First Amendment to Industrial Real Estate Sublease" (the July 1, 1999 sublease and all subsequent riders and amendments are collectively referred to as the "IPET SUBLEASE");

      WHEREAS, a dispute has arisen regarding the Parties' respective rights and responsibilities under the IPET Sublease and the Parties' respective use of the Premises (the "DISPUTE");

      WHEREAS, IPET filed a lawsuit regarding the Dispute in Alameda County Superior Court against NDA on August 31, 2001 titled IPET Holdings, Inc. v. National Distribution Agency, Inc. et al., case number 01-022329 (the "LAWSUIT"); and

      WHEREAS, the Parties wish to resolve the Dispute under the terms and conditions set forth below.


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                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and consideration contained herein, the receipt and adequacy of which is acknowledged, the Parties agree as follows:

      1. TERMINATION OF THE IPET SUBLEASE: The IPET Sublease shall terminate on July 31, 2002 (the "TERMINATION DATE").

      2. PAYMENT FROM IPET TO NDA: Within five days after the Execution Date, IPET shall pay to NDA by wire or check the sum of Four Hundred Eighty Five Thousand Dollars ($485,000).

      3. COMMON AREA MAINTENANCE COSTS: Within five days after the Execution Date, IPET shall pay to NDA by wire or check the sum of Three Thousand Eight Hundred Four Dollars and Nineteen Cents ($3804.19) as full settlement for any and all outstanding common area maintenance costs under the Agreement.

      4. SECURITY DEPOSIT: Within five days after the Execution Date, NDA shall refund to IPET by wire or check the deposit in the amount of One Hundred Thousand Two Hundred Sixty Four Dollars ($100,264.00) currently held by NDA under the IPET Sublease.

      5. BROKERS' FEES: IPET agrees to pay any and all fees for the Procuring and Listing Brokers for the remainder of the sublease.

      6.    CONTINGENT UPON AGREEMENT WITH SOUTHERN WINE AND SPIRITS:
Notwithstanding any of the other terms and conditions of this Agreement, this Agreement is contingent upon NDA entering into a sublease of the Premises to Southern Wine & Spirits of America, Inc. ("Southern Wine"). If NDA does not enter into a sublease with Southern Wine, this Agreement is void and without effect.



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      7.    DISMISSAL: Within ten days after the payments specified in
Paragraphs 2 and 3 are made, and after NDA enters into a sublease agreement with Southern Wine, IPET will dismiss the Lawsuit with prejudice.

      8. MUTUAL RELEASE OF LIABILITY WITH RESPECT TO THE IPET SUBLEASE: Each of the parties, to the extent of their respective rights and benefits under the IPET Sublease, covenants to each other that IPET and NDA shall be fully and unconditionally released and discharged on the Termination Date from their respective obligations arising from or connected with the provisions of the IPET Sublease, other than those obligations arising out of, or reiterated in, this Agreement. This Agreement shall fully and finally settle all demands, charges, claims, accounts, or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that arose out of or in connection with the IPET Sublease, and it constitutes a mutual release with respect to the IPET Sublease.

      9. MUTUAL RELEASE OF LIABILITY WITH RESPECT TO THE DISPUTE: Each of the Parties hereby releases the other, and its predecessors, successors, parents, subsidiaries, individuals, affiliates, directors, officers, agents, attorneys, heirs, assigns and employees, from any and all claims, liabilities, debts, and causes of action related to the Dispute, whether any of such claims are known or unknown, suspected or unsuspected.

      10. WAIVER OF CIVIL CODE SECTION 1542: Each of the Parties specifically waives the benefits of the provisions of California Civil Code section 1542, which section provides:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM



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      MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

      11.   REPRESENTATIONS OF THE PARTIES

            a. Each of the Parties represents, warrants and covenants that it has not made any assignment, sublease, transfer, conveyance, or other disposition of the IPET Sublease, or any claim, demand, obligation, liability, action, or any cause of action arising from the IPET Sublease.

            b. Each person executing this Agreement on behalf of a corporation or other entity represents, warrants and covenants that he or she has the right, power, legal capacity, and authority to execute and enter into this Agreement on behalf of such corporation or other entity and to execute all other documents and perform all other acts as may be necessary in connection with the performance of this Agreement, and he or she has obtained any approval or consent by any person or entity which is necessary in connection with the execution of this Agreement or the performance of such corporation's or other entity's obligations under this Agreement.

            c. Each of the Parties represents and warrants that it has consulted with and had the advice and counsel of an attorney of its choosing concerning the advisability of executing this Agreement and the meaning of California Civil Code section 1542. Each party acknowledges it has entered into this Agreement for reasons of its own, without relying upon any representations or agreements other than those contained in this Agreement. Each party has made such investigation of the facts pertaining to the Dispute and this Agreement as it deems necessary.



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            d.    Either of the Parties may hereafter discover claims or facts that were unknown or unanticipated at the time this Agreement was executed in addition to or different from those it now knows or believes to be true with respect to the matters related herein, which might have affected its decision to execute this Agreement. Nevertheless, it is the intention of the Parties to fully, finally and forever settle all claims relating to or arising out of the Dispute. EACH PARTY EXPRESSLY ASSUMES THE RISK OF SUCH UNKNOWN AND UNANTICIPATED CLAIMS AND AGREES THAT THIS AGREEMENT APPLIES TO ALL SUCH UNKNOWN AND UNANTICIPATED CLAIMS.

      12. NO ADMISSION OF LIABILITY: Each party has entered into this Agreement in recognition of the risks of litigating the Lawsuit and in order to avoid the cost and expense of such litigation. Nothing contained in this Agreement constitutes an admission of liability or an admission that any of the facts asserted by any party are true or that any of the claims asserted by any party regarding the Dispute are well-founded.

      13. INTEGRATION: This Agreement constitutes the entire understanding between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing signed by the Parties.

      14. GOVERNING LAW: This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of California. The Parties agree that any action arising out of, connected with, or relating to the subject of this Agreement shall be brought in the Superior Court, State of California, County of Alameda, which court shall have exclusive jurisdiction over any such action, and each of the parties hereby consents to the personal jurisdiction of, and waives any objection to venue in such court. Each of the Parties



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has cooperated in the drafting and preparation of this Agreement and therefore agrees that any law, legal decision or rule of construction of contracts (including Civil Code Section 1654) resolving ambiguities against the drafting party shall be inapplicable.

      15. SUCCESSORS AND ASSIGNS: This Agreement is binding upon and shall inure to the benefit of the Parties and their respective agents, employees, representatives, trusts, trustees, trustors, beneficiaries, officers, directors, divisions, parents, subsidiaries, affiliates, assigns, heirs, predecessors, successors-in-interest and shareholders.

      16. SEVERABILITY: Should any part of this Agreement be declared or determined by any court to be illegal or invalid, such illegality shall not invalidate the whole of the Agreement, but rather, the Agreement shall be construed as if it did not contain the illegal or invalid part, and the rights and obligations of the Parties shall be construed and enforced accordingly.

      17. COUNTERPARTS: This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument with the same force and effect as if executed in one complete document.

      18. HEADINGS: The headings in this Agreement are for convenience or reference only, and shall not limit or otherwise affect the meaning of the Agreement.

      19. ATTORNEYS' FEES AND COSTS: Each Party shall bear its own costs, including attorneys' fees, with respect to the Dispute and the negotiation and preparation of this Agreement.

      20. ENFORCEABILITY: The mutual release given in this Agreement does not release either of the Parties from any obligation created under this Agreement, and this



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Agreement does not impair any legal or equitable right of either Party to enforce this Agreement. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing Party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

      IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Settlement Agreement as of the date and year first written above.

National Distribution Agency, Inc.,
a Delaware corporation


By:     /s/ John Alphson
   -----------------------------------
Its:        Corporate Secretary
    ----------------------------------


IPET Holdings, Inc.,
a Delaware corporation


By:     /s/ Ted Charter
   -----------------------------------
Its:        Agent
    ----------------------------------


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